                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                  June 30, 2005

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


      CASE NAME:    FLORSHEIM GROUP INC.         CASE NO.    02 B 08209
                 --------------------------              -----------------


                            SUMMARY OF CASH ACCOUNTS


ENDING BALANCE IN:                             05/31/05           06/30/05
                                             -------------      -------------
Associated Bank                              $  208,868.45      $  226,113.71

BT Commercial Escrow                            144,008.24         144,008.24

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account II           877,348.00         912,718.65
                                             -------------      -------------
TOTAL                                        $1,230,224.69      $1,282,840.60
                                             =============      =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLIONOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - JUNE 30, 2005


      DATE                                   ASSOCIATED BANK
      ----                                   ---------------
    06/01/05                                 $            -
    06/02/05                                              -
    06/03/05                                              -
    06/04/05                                              -
    06/05/05                                              -
    06/06/05                                              -
    06/07/05                                              -
    06/08/05                                              -
    06/09/05                                              -
    06/10/05                                              -
    06/11/05                                              -
    06/12/05                                              -
    06/13/05                                              -
    06/14/05                                              -
    06/15/05                                              -
    06/16/05                                              -
    06/17/05                                              -
    06/18/05                                              -
    06/19/05                                              -
    06/20/05                                      20,095.83 1)
    06/21/05                                              -
    06/22/05                                              -
    06/23/05                                              -
    06/24/05                                              -
    06/25/05                                              -
    06/26/05                                              -
    06/27/05                                              -
    06/28/05                                              -
    06/29/05                                              -
    06/30/05                                              -
                                             ---------------
TOTAL RECEIPTS                               $    20,095.83
                                             ===============


       NOTES:
       ------
       1) Proceeds from liquidation of Italian subsidiary.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - JUNE 30, 2005


                                             SHAW GUSSIS
      DATE                                PREFERENCE ACCT. II
      ----                                -------------------
    06/01/05                              $            -
    06/02/05                                           -
    06/03/05                                           -
    06/04/05                                           -
    06/05/05                                           -
    06/06/05                                           -
    06/07/05                                   44,500.00 1)
    06/08/05                                           -
    06/09/05                                           -
    06/10/05                                           -
    06/11/05                                           -
    06/12/05                                           -
    06/13/05                                           -
    06/14/05                                           -
    06/15/05                                           -
    06/16/05                                           -
    06/17/05                                           -
    06/18/05                                           -
    06/19/05                                           -
    06/20/05                                           -
    06/21/05                                           -
    06/22/05                                       50.00
    06/23/05                                           -
    06/24/05                                           -
    06/25/05                                           -
    06/26/05                                           -
    06/27/05                                           -
    06/28/05                                           -
    06/29/05                                           -
    06/30/05                                           -
                                          ---------------
TOTAL RECEIPTS                            $    44,550.00
                                          ===============


       1) Preference recoveries.
       2) Restitution payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - JUNE 30, 2005



                                                                    ASSOCIATED BANK
                                                                    ---------------
    DATE          CHECK NUMBER               PAYMENTS
    ----          ------------               --------
  06/09/05            1264             F. Terrence Blanchard         $   1,197.93
  06/09/05            1265             Sonnenberg & Anderson             1,472.64
  06/13/05            1266             Ben Alvendia                        150.00
  06/30/05             --              Bank fees                            30.00

                                                                     -------------
                                       Total                         $   2,850.57
                                                                     =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - JUNE 30, 2005

                                                                               SHAW GUSSIS
                                                                            PREFERENCE ACCOUNT II
                                                                            ---------------------
    DATE          CHECK NUMBER      PAYMENTS
    ----          ------------      --------
  06/06/05            1169          Shaw Gussis Fishman                       $       5,173.94
  06/08/05            1170          F. Terrence Blanchard                             2,362.50
  06/28/05            1171          Leslie T Welsh Inc.                               1,368.88
  06/28/05            1172          Iron Mountain Record Management                     274.03







                                                                            -------------------
                                                                              $       9,179.35
                                                                            ===================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                 JUNE 30, 2005

BT COMMERCIAL CORPORATION
LOAN ACCOUNT

                                                                                              POST-PETITION
                                                                                                   LOAN
    DATE                                        PAYMENTS                BORROWINGS               BALANCE
-------------                            ----------------------    ---------------------    -------------------
OPENING BALANCE                                                                               $   6,912,679.88
  06/01/05                                $                  -      $                 -           6,912,679.88
  06/02/05                                                   -                        -           6,912,679.88
  06/03/05                                                   -                        -           6,912,679.88
  06/04/05                                                   -                        -           6,912,679.88
  06/05/05                                                   -                        -           6,912,679.88
  06/06/05                                                   -                        -           6,912,679.88
  06/07/05                                                   -                        -           6,912,679.88
  06/08/05                                                   -                        -           6,912,679.88
  06/09/05                                                   -                        -           6,912,679.88
  06/10/05                                                   -                        -           6,912,679.88
  06/11/05                                                   -                        -           6,912,679.88
  06/12/05                                                   -                        -           6,912,679.88
  06/13/05                                                   -                        -           6,912,679.88
  06/14/05                                                   -                        -           6,912,679.88
  06/15/05                                                   -                        -           6,912,679.88
  06/16/05                                                   -                        -           6,912,679.88
  06/17/05                                                   -                        -           6,912,679.88
  06/18/05                                                   -                        -           6,912,679.88
  06/19/05                                                   -                        -           6,912,679.88
  06/20/05                                                   -                        -           6,912,679.88
  06/21/05                                                   -                        -           6,912,679.88
  06/22/05                                                   -                        -           6,912,679.88
  06/23/05                                                   -                        -           6,912,679.88
  06/24/05                                                   -                        -           6,912,679.88
  06/25/05                                                   -                        -           6,912,679.88
  06/26/05                                                   -                        -           6,912,679.88
  06/27/05                                                   -                        -           6,912,679.88
  06/28/05                                                   -                        -           6,912,679.88
  06/29/05                                                   -                        -           6,912,679.88
  06/30/05                                                   -                        -           6,912,679.88
                                         ----------------------    ---------------------
Total                                     $                  -      $                 -
                                         ======================    =====================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


      CASE NAME:    FLORSHEIM GROUP INC.        CASE NO.    02 B 08209
                 --------------------------             -----------------


                          STATEMENT OF AGED RECEIVABLES

                                 JUNE 30, 2005

ACCOUNTS RECEIVABLE:

                      Beginning of Month Balance                   $  340,228
                                                                  ------------
                      Add: Sales on Account                                 -
                                                                  ------------
                      Less: Collections                                     -
                                                                  ------------
                      Adjustments                                           -
                                                                  ------------
                      End of the Month Balance                     $  340,228
                                                                  ============


       Note - All accounts receivable are fully reserved.


                      0-30               31-60               61-90               OVER 90         END OF MONTH
                      DAYS                DAYS                DAYS                DAYS               TOTAL
                   ----------          ----------          ----------          ----------        -------------
                   $        -          $        -          $        -          $  340,228          $  340,228
                   ==========          ==========          ==========          ==========          ==========




                                              ACCOUNTS PAYABLE AGING - MAY 31, 2005


                      0-30               31-60               61-90               OVER 90         END OF MONTH
                      DAYS                DAYS                DAYS                DAYS               TOTAL
                   ----------          ----------          ----------          ----------        -------------

Wholesale          $    4,229          $      416          $    1,413          $1,329,941           1,335,999

Retail                      -                   -                   -              75,979              75,979
                   ----------          ----------          ----------          ----------          ----------
Total              $    4,229          $      416          $    1,413          $1,405,920          $1,411,978
                   ==========          ==========          ==========          ==========          ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


       CASE NAME:     FLORSHEIM GROUP INC.        CASE NO.   02 B 08209
                  ----------------------------            ----------------


                                TAX QUESTIONNAIRE

                          FOR MONTH ENDED JUNE 30, 2005

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

                  1. Federal Income Taxes                 Yes (x)      No (  )
                  2. FICA withholdings                    Yes (x)      No (  )
                  3. Employee's withholdings              Yes (x)      No (  )
                  4. Employer's FICA                      Yes (x)      No (  )
                  5. Federal Unemployment Taxes           Yes (x)      No (  )
                  6. State Income Taxes                   Yes (x)      No (  )
                  7. State Employee withholdings          Yes (x)      No (  )
                  8. All other state taxes                Yes (x)      No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                         /s/ F. Terrence Blanchard
                                         --------------------------------------
                                         For the Debtor In Possession (Trustee)


                                         Print or type name and capacity of
                                         person signing this Declaration:

                                         F. Terrence Blanchard
                                         --------------------------------------
                                         President and Chief Financial Officer
                                         Florsheim Group Inc.
DATED:  July 14, 2005